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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                               October 22, 1997
                -------------------------------------------------
                (Date of Report, date of earliest event reported)

                          ASSET INVESTORS CORPORATION
              ------------------------------------------------------
              (Exact name of Registrant as specified in its charter)

               Maryland              1-09360             84-1038736
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              (State or other      (Commission         (IRS Employer
              jurisdiction of      File Number)        Identification
               incorporation)                              Number)

              3410 S. Galena Street, Suite 210               80231
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              (Address of principal executive offices)    (Zip Code)

                                  (303)614-9400
              ------------------------------------------------------
               (Registrant's telephone number, including area code)

                                  Not Applicable
              ------------------------------------------------------
              (Former name or address, if changed since last report)

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ITEM 5:   OTHER EVENTS

          On October 22, 1997, the Registrant filed the definitive proxy statement attached hereto as Exhibit 99.1, which is incorporated herein by reference. The proxy statement relates to an annual meeting of stockholders of the Registrant scheduled to be held on November 21, 1997.

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS

          Item No.    Exhibit List
          --------    ----------------------------------------------------
            99.1      Definitive Proxy Statement of the Registrant dated
                      October 22, 1997.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ASSET INVESTORS CORPORATION

November 10, 1997                      By: /s/ Diane Schott Armstrong
                                           -------------------------------
                                           Diane Schott Armstrong
                                           Controller